Rolls-Royce plc PO Box 31, Derby DE24 8BJ, England Telephone: +44 (0) 1332 242424 Fax: +44 (0) 1332 249936 www.rolls-royce.com

Hawaiian Airlines, Inc.
3375 Koapaka Street
Suite G350
Honolulu, Hawaii 96819
USA
October 23, 2013
Dear Sirs,
AMENDMENT NUMBER FOUR (“AMENDMENT 4”) TO GENERAL TERMS AGREEMENT REFERENCE DEG 5327 BETWEEN ROLLS-ROYCE PLC AND ROLLS-ROYCE TOTALCARE SERVICES LIMITED (“ROLLS-ROYCE”), AND HAWAIIAN AIRLINES, INC. (“HAWAIIAN”), DATED OCTOBER 27, 2008 AS AMENDED (the “AGREEMENT”)
BACKGROUND:

(A)	The Parties entered into the Agreement.

(B)	The Parties have agreed to [**] of the [**] by [**]. The Parties wish to amend the Agreement and Side Letter No. 1, respectively, to reflect the [**] and the corresponding [**].

(C)	The Parties have agreed to update the Exhibit A Aircraft Delivery Schedule to the Agreement as the delivery schedule for [**].

(D)	This Amendment 4 sets out the provisions agreed by the Parties in relation to the above.
AGREED TERMS:

1.	INTERPRETATION
In this Amendment 4 capitalised terms that are not otherwise defined have the same meaning as given to them in the Agreement

2.	REPRESENTATIONS AND WARRANTIES

2.1	General
Each Party makes the following representations and warranties to the other:

(a)	It is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and, if relevant under such laws, in good standing;

(b)
It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, this Agreement and the transactions contemplated by it;

Rolls-Royce plc Registered office: 62 Buckingham Gate, London, SW1E 6AT.
Company number: 1003142. Registered in England.
7222852_1.docx

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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(c)	The entry into and performance by it of, and the transactions contemplated by, this Agreement do not and will not conflict with:

(i)	any Law applicable to it;

(ii)	its constitutional documents; or

(iii)	any agreement or instrument binding upon it or any of its assets;

(d)
The obligations expressed to be assumed by it in this Agreement are legal, valid and binding obligations enforceable in accordance with their terms (except as enforceability may be limited by bankruptcy insolvency, reorganisation or other laws of general application affecting the enforcement of creditors’ rights);

(e)
Its payment obligations under this Agreement rank at least equally with all its other present and future unsecured and unsubordinated payment obligations except for obligations preferred on a mandatory basis by law applying to companies generally.

2.2	Survival
Each of the representations and warranties survive the execution of this Amendment 4.

3.	AMENDMENTS TO THE AGREEMENT

3.1	The table in Exhibit E-1, SCHEDULE 1 — DELIVERY SCHEDULE AND BASE PRICE of the Agreement is deleted in its entirety and the following table and text is inserted in lieu thereof:

[**]

3.2	A new Clause 2.4 in Side Letter Agreement Number One to the Agreement is added as follows:
“[**]”

3.3	Exhibit A Aircraft Delivery Schedule to the Agreement is hereby deleted in its entirety and replaced by Appendix 1 to this Amendment 4.

4.	ASSIGNMENT
The terms and conditions of this Amendment 4 are personal to Hawaiian and may not, under any circumstances, be assigned, novated or otherwise transferred to any third party, except as provided in the third paragraph of Clause 14.4 of the Agreement. Any purported assignment, novation or other transfer of the terms and conditions of this Amendment 4 shall be void.

Rolls-Royce plc Registered office: 62 Buckingham Gate, London, SW1E 6AT
Company number: 1003142. Registered in England.
[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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5.	GENERAL
All rights, obligations and liabilities under this Amendment 4 shall be subject to and in accordance with the provisions of the Agreement and, except as specifically amended herein, the provisions of the Agreement shall remain in full force and effect and this Amendment 4 is made without prejudice to either of the Parties’ existing rights (unless expressly stated in this Amendment 4) set forth or arising under the Agreement. In the event of any conflict between the terms of this Amendment 4 and the Agreement, the terms of this Amendment 4 shall prevail.
For the avoidance of doubt, any default by Hawaiian under this Amendment 4 shall be considered a default under the Agreement.

6.	CONFIDENTIALITY
The provisions of this Amendment 4 are confidential in accordance with Clause 10 of the Agreement, mutatis mutandis, and shall not (except as provided in Clauses 10.7 and 14.12 of the Agreement) be disclosed to any third party without the prior written consent of the other Party.
7.    INTEGRATION
This Amendment 4 constitutes a “writing” within the meaning of Clause 14.5 of the Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof.

8.	INCORPORATION BY REFERENCE
The terms and provisions of Clauses 14.3, 14.5, 14.6, 14.7, 14.8, 14.9 and 14.13 of the Agreement are hereby incorporated by reference, mutatis mutandis, as though fully set forth herein.
Signed for and on behalf of:        Signed for and on behalf of:
HAWAIIAN AIRLINES, INC.        ROLLS-ROYCE PLC
By:     /s/ Scott E. Topping        By:     /s/ Carl Brazier
Printed: Scott E. Topping        Printed: Carl Brazier
Title: EVP, CFO and Treasurer        Title: Commercial Manager
Signed for and on behalf of:        Signed for and on behalf of:
HAWAIIAN AIRLINES, INC.        ROLLS-ROYCE TOTAL CARE SERVICES
LIMITED
By:     /s/ Shannon L. Okinaka        By:     /s/ J. Shannahan

Rolls-Royce plc Registered office: 62 Buckingham Gate, London, SW1E 6AT
Company number: 1003142. Registered in England.
[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
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Printed: Shannon L. Okinaka        Printed: J. Shannahan
Title: VP Controller        Title: Director

Rolls-Royce plc Registered office: 62 Buckingham Gate, London, SW1E 6AT
Company number: 1003142. Registered in England.
[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.
Confidential

APPENDIX 1
Exhibit A    Aircraft Delivery Schedule
[**]

Rolls-Royce plc Registered office: 62 Buckingham Gate, London, SW1E 6AT.
Company number: 1003142. Registered in England.
7222852_1.docx

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Confidential